Prudential Global Total Return Fund, Inc.

Supplement dated June 16, 2015 to the
Currently Effective Prospectus and Statement of Additional Information
_________________________________________________________________________

Effective as of July 1, 2015, the Fund’s existing contractual cap on Fund expenses will be lowered. In addition, the Fund’s contractual management fee rate will also be lowered. To reflect these changes, the Fund’s Prospectus and Statement of Additional Information are hereby revised as follows, effective as of July 1, 2015:

1. In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, the table entitled “Annual Fund Operating Expenses” is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class Q	Class Z
Management fees	.60%	.60%	.60%	.60%	.60%
+ Distribution and service (12b-1) fees	.25%	1.00%	1.00%	None	None
+ Other expenses	.35%	.35%	.35%	.22%	.35%
= Total annual fund operating expenses	1.20%	1.95%	1.95%	.82%	.95%
- Fee waiver or expense reimbursement	(.20)%	(.20)%	(.20)%	(.20)%	(.20)%
= Total annual Fund operating expenses after fee waiver and/or expense reimbursement [1]	1.00%	1.75%	1.75%	.62%	.75%

1 The Manager has contractually agreed through February 29, 2016 to limit net annual Fund operating expenses (exclusive of distribution and service (12b-1) fees, extraordinary and certain other expenses, including taxes, interest, transfer agency expenses (including sub-transfer agency and networking fees), brokerage commissions and acquired fund fees and expenses) of each class of shares to 0.62% of the Fund’s average daily net assets. This waiver may not be terminated prior to February 29, 2016 without the prior approval of the Fund’s Board of Directors.

2. In the Prospectus section entitled Fund Summary—Fund Fees and Expenses, in the subsection entitled “Example,” the table is deleted in its entirety and replaced with the following:

	If Shares Are Redeemed				If Shares Are Not Redeemed
Share Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$547	$795	$1,062	$1,822	$547	$795	$1,062	$1,822
Class B	$678	$893	$1,134	$1,973	$178	$593	$1,034	$1,973
Class C	$278	$593	$1,034	$2,259	$178	$593	$1,034	$2,259
Class Q	$63	$242	$435	$995	$63	$242	$435	$995
Class Z	$77	$283	$506	$1,148	$77	$283	$506	$1,148

3. In the Statement of Additional Information, the management fee rate appearing for Prudential Investments LLC (PI) in Part I of the Statement of Additional Information is hereby deleted, and the following new management fee rate is substituted:

0.60% on average daily net assets to $2 billion;
0.575% on average daily net assets over $2 billion.

LR771